UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 2007

BNCCORP, Inc.
(Exact name of registrant as specified in its charter)

                        Delaware                                                 0-26290                                             45-0402816
                        (State of incorporation)                  (Commission File Number)    (IRS Employer Identification No.)

                        322 East Main, Bismarck, North Dakota                                                                            58501
                       (Address of principal executive offices)                                                                       (Zip Code)

 (701) 250-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                Entry into a Material Definitive Agreement.

In connection with the retirement of Tracy J. Scott, the Chairman of the Board and one of the founders of BNCCORP, Inc. (the “Company”), Mr. Scott entered into a letter agreement dated December 26, 2007 with the Company setting forth the terms of his retirement. The letter agreement is attached as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 8.01                                Other Events.

On December 26, 2007, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein announcing Mr. Scott’s retirement, and the election of Mark W. Sheffert to succeed Mr. Scott as Chairman of the Board.  Following his retirement, Mr. Scott will remain a member of the Company’s Board of Directors.  Upon assuming his position as Chairman, Mr. Sheffert will step down from his current position as Lead Director.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(a) - (c) Not applicable.

(d)            Exhibits

Exhibit Number	Description
10.1	Letter Agreement dated December 26, 2007 between BNCCORP, Inc. and Tracy J. Scott.
99.1	Press release of BNCCORP, Inc. dated December 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.

Date: December 31, 2007	By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President